Statement of Changes in Net Assets Available for Benefits - EBP 040 - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Contributions:
Employer contributions	$ 19,700	$ 19,200
Participant contributions	24,800	23,600
Total contributions	44,500	42,800
Investment income (loss):
Dividend income	8,700	9,200
Net appreciation in fair value of investments (includes realized gains and losses)	52,600	69,100
Other income (loss)	200	(300)
Net investment income (loss)	61,500	78,000
Interest income on notes receivable from participants	800	700
Total additions	106,800	121,500
DEDUCTIONS:
Administrative expenses	700	700
Benefits paid to participants	71,900	82,400
Total deductions	72,600	83,100
NET INCREASE	34,200	38,400
NET ASSETS AVAILABLE FOR BENEFITS:
Beginning of year	560,700	522,300
End of year	$ 594,900	$ 560,700